Exhibit 10.4

15 America Ave Suite 303, Lakewood, NJ 08701

(646) 437-6010

STANDARD MERCHANT CASH ADVANCE AGREEMENT

This is an Agreement dated 06/14/2023 by and between Slate Advance (“SA2”) and each merchant listed below

(“Merchant”).

Merchant’s Legal Name: EMMAUS MEDICAL, INC. and all entities listed on addendum - "MERCHANT LIST"

D/B/A: EMMAUS MEDICAL Fed ID #: 87-0419387

Type of Entity: Corporation

Business Address 21250 Hawthorne Boulevard City: Torrance State: CA Zip:90503

Contact Address City: State: Zip:

Email Address: Phone Telephone:

Purchase Price This is the amount being paid to Merchant(s) for the Receivables Purchased Amount (defined below). This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$618,000.00
Receivables Purchased Amount This is the amount of Receivables (defined in Section 1 below) being sold. This amount may be sold in installments if there is an Addendum stating that it will be sold in installments.	$877,560.00
Specified Percentage This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is paid in full.	25.00%
Net Funds Provided This is the net amount being paid to or on behalf of Merchant(s) after deduction of applicable fees listed in Section 2 below. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$600,000.00

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

Net Amount to Be Received Directly by Merchant(s)

This is the net amount being received directly by Merchant(s) after deduction of applicable fees listed in Section 2 below and the payment of any part of the Purchase Price elsewhere pursuant to any Addendum to this Agreement. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments. If any deduction is being made from the Purchase Price to pay off another obligation by Merchant(s), then the Net Amount to be Received Directly by Merchant(s) is subject to change based on any change in the amount of the other obligation(s) to be paid off.

$600,000.00

Initial Estimated Payment

This is only applicable if an Addendum for Estimated Payments is being signed. This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below.

$33,752.31 per week

TERMS AND CONDITIONS

1.
Sale of Future Receipts. Merchant(s) hereby sell, assign, and transfer to SA2 (making SA2 the absolute owner) in consideration of the funds provided (“Purchase Price”) specified above, all of each Merchant’s future accounts, contract rights, and other obligations arising from or relating to the payment of monies from each Merchant’s customers and/or other third party payors (the “Receivables”, defined as all payments made by cash, check, credit or debit card, electronic transfer, or other form of monetary payment in the ordinary course of each merchant’s business), for the payment of each Merchant’s sale of goods or services until the amount specified above (the “Receivables Purchased Amount”) has been delivered by Merchant(s) to SA2. Each Merchant hereby acknowledges that until the Receivables Purchased Amount has been received in full by SA2, each Merchant’s Receivables, up to the balance of the Receivables Purchased Amount, are the property of SA2 and not the property of any Merchant. Each Merchant agrees that it is a fiduciary for SA2 and that each Merchant will hold Receivables in trust for SA2 in its capacity as a fiduciary for SA2.

The Receivables Purchased Amount shall be paid to SA2 by each Merchant irrevocably authorizing only one depositing account acceptable to SA2 (the “Account”) to remit the percentage specified above (the “Specified Percentage”) of each Merchant’s settlement amounts due from each transaction, until such time as SA2 receives payment in full of the Receivables Purchased Amount. Each Merchant hereby authorizes SA2 to ACH debit the specified remittances and any applicable fees listed in Section 2 from the Account on a daily basis as of the next business day after the date of this Agreement and will provide SA2 with all required access codes and monthly bank statements. Each Merchant understands that it will be held responsible for any fees resulting from a rejected ACH attempt or an Event of Default (see Section 2). SA2 is not responsible for any overdrafts or rejected transactions that may result from SA2’s ACH debiting the Specified Percentage amounts under the terms of this Agreement.

2.
Additional Fees. In addition to the Receivables Purchased Amount, each Merchant will be held responsible to SA2 for the following fees, where applicable:
A.
$18,000.00 - to cover underwriting and the ACH debit program, as well as related expenses. This will be deducted from payment of the Purchase Price.
B.
Wire Fee ‐ Merchant(s) shall receive funding electronically to the Account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH. This will be deducted from payment of the Purchase Price.
C.
Blocked Account/Default ‐ $2,500.00 ‐ If SA2 considers an Event of Default to have taken place under Section

32.

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

D.
UCC Fee ‐ $195.00 – to cover SA2 filing a UCC-1 financing statement to secure its interest in the Receivables

Purchased Amount. A $195.00 UCC termination fee will be charged if a UCC filing is terminated.

E.
Court costs, arbitration fees, collection agency fees, attorney fees, expert fees, and any other expenses incurred in litigation, arbitration, or the enforcement of any of SA2’s legal or contractual rights against each Merchant and/or each Guarantor, if required, as explained in other Sections of this Agreement.

3.
Cap on Collection of the Receivables Purchased Amount. The amount that SA2 will collect from Merchant(s) towards the Receivables Purchased Amount during any specific week will be capped at $33,752.31 (the

“Cap”). If the Specified Percentage of all Receivables for a specific week is less than the Cap, then in addition to the Specified Percentage of Receivables for that week, SA2 will be permitted to collect any Receivable it did not previously collect due to the Cap such that the total amount collected during that week does not exceed the Cap. The Cap is not applicable to make up for a business day on which SA2 is closed and does not ACH debit the Account, to subsequent attempts to collect a rejected or blocked ACH payment, to debit any amount due pursuant to a reconciliation as set forth in Section 4, for the collection of any of the fees listed in Section 2, or if any Event of Default listed in Section 32 is considered by SA2 to have taken place.

4.
Reconciliations. Any Merchant may request that SA2 conduct a reconciliation in order to ensure that the amount that SA2 has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. A request for a reconciliation by any Merchant must be made by giving written notice of the request to SA2 or by sending an e-mail to stating that a reconciliation is being requested. In order to effectuate the reconciliation, any Merchant must produce with its request the login and password for the Account and any and all statements covering the period from the date of this Agreement through the date of the request for a reconciliation. SA2 will complete each reconciliation requested by any Merchant within two business days after receipt of proper notice of a request for one accompanied by the information and documents required for it. SA2 may also conduct a reconciliation on its own at any time by reviewing Merchant(s)’s Receivables covering the period from the date of this Agreement until the date of initiation of the reconciliation, each such reconciliation will be completed within two business days after its initiation, and SA2 will give each Merchant written notice of the determination made based on the reconciliation within one business day after its completion. If a reconciliation determines that SA2 collected more than it was entitled to, then SA2 will credit to the Account all amounts to which SA2 was not entitled. If a reconciliation determines that SA2 collected less than it was entitled to, then SA2 will debit from the Account all additional amounts to which SA2 was entitled. Nothing herein limits the amount of times that a reconciliation may be requested or conducted.

5.
Prepayments. Although there is no obligation to do so, any Merchant may prepay any amount towards the Receivables Purchased Amount. There will be no penalty for any prepayment made by any Merchant. Any Merchant may elect to terminate this Agreement by prepaying SA2 the amount of the balance of the Receivables Purchased Amount at that time.

6.
Merchant Deposit Agreement. Merchant(s) shall appoint a bank acceptable to SA2, to obtain electronic fund transfer services and/or “ACH” payments. Merchant(s) shall provide SA2 and/or its authorized agent with all of the information, authorizations, and passwords necessary to verify each Merchant’s Receivables. Merchant(s) shall authorize SA2 and/or its agent(s) to deduct the amounts owed to SA2 for the Receivables as specified herein from settlement amounts which would otherwise be due to each Merchant and to pay such amounts to SA2 by permitting SA2 to withdraw the Specified Percentage by ACH debiting of the account. The authorization shall be irrevocable absent SA2’s written consent.

7.
Term of Agreement. The term of this Agreement is indefinite and shall continue until SA2 receives the full Receivables Purchased Amount, or earlier if terminated pursuant to any provision of this Agreement. The provisions of

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

Sections 4, 6, 7, 8, 10, 11, 13, 14, 15, 17, 18, 19, 22, 23, 27, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45,

46, 47, 48, 49, 50, 51, 52, 53, 54, and 55 shall survive any termination of this Agreement.

8.
Ordinary Course of Business. Each Merchant acknowledges that it is entering into this Agreement in the ordinary course of its business and that the payments to be made from each Merchant to SA2 under this Agreement are being made in the ordinary course of each Merchant’s business.

9.
Financial Condition. Each Merchant and each Guarantor (Guarantor being defined as each signatory to the Guarantee of this Agreement) authorizes SA2 and its agent(s) to investigate each Merchant’s financial responsibility and history, and will provide to SA2 any bank or financial statements, tax returns, and other documents and records, as SA2 deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. SA2 is authorized to update such information and financial profiles from time to time as it deems appropriate.

10.
Monitoring, Recording, and Electronic Communications. SA2 may choose to monitor and/or record telephone calls with any Merchant and its owners, employees, and agents. By signing this Agreement, each Merchant agrees that any call between SA2 and any Merchant or its representatives may be monitored and/or recorded. Each Merchant and each Guarantor grants access for SA2 to enter any Merchant’s premises and to observe any Merchant’s premises without any prior notice to any Merchant at any time after execution of this Agreement.

SA2 may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Merchant(s), Owner(s) (Owner being defined as each person who signs this Agreement on behalf of a Merchant), and Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Merchant, each Owner, and each Guarantor gives SA2 permission to call or send a text message to any telephone number given to SA2 in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Merchant, each Owner, and each Guarantor also gives SA2 permission to communicate such information to them by e-mail. Each Merchant, each Owner, and each Guarantor agree that SA2 will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Merchant, each Owner, and each Guarantor acknowledge that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that SA2 has no liability for any such charges.

11.
Accuracy of Information Furnished by Merchant and Investigation Thereof. To the extent set forth herein, each of the parties is obligated upon his, her, or its execution of the Agreement to all terms of the Agreement. Each Merchant and each Owner signing this Agreement represent that he or she is authorized to sign this Agreement for each Merchant, legally binding said Merchant to its obligations under this Agreement and that the information provided herein and in all of SA2’s documents, forms, and recorded interview(s) is true, accurate, and complete in all respects. SA2 may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Merchant(s) to SA2. An investigative report may be made in connection with the Agreement. Each Merchant and each Owner signing this Agreement authorize SA2, its agents and representatives, and any credit‐reporting agency engaged by SA2, to (i) investigate any references given or any other statements obtained from or about each Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as any Merchant and/or Owners(s) continue to have any obligation to SA2 under this Agreement or for SA2’s ability to determine any Merchant’s eligibility to enter into any future agreement with SA2. Any misrepresentation made by any Merchant or Owner in connection with this Agreement may constitute a separate claim for fraud or intentional misrepresentation.

Authorization for soft pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to SA2 under the Fair Credit Reporting Act, authorizing SA2 to obtain information from their

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes SA2 to obtain such information solely to conduct a pre-qualification for credit.

Authorization for hard pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to SA2 under the Fair Credit Reporting Act, authorizing SA2 to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes SA2 to obtain such information in accordance with a merchant cash advance application.

12.
Transactional History. Each Merchant authorizes its bank to provide SA2 with its banking and/or credit card processing history.

13.
Indemnification. Each Merchant and each Guarantor jointly and severally indemnify and hold harmless each Merchant’s credit card and check processors (collectively, “Processor”) and Processor’s officers, directors, and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by Processor resulting from (a) claims asserted by SA2 for monies owed to SA2 from any Merchant and (b) actions taken by any Processor in reliance upon information or instructions provided by SA2.

14.
No Liability. In no event will SA2 be liable for any claims asserted by any Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect, or consequential damages, each of which is waived by each Merchant and each Guarantor.

15.
Sale of Receivables. Each Merchant and SA2 agree that the Purchase Price under this Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from SA2 to any Merchant. SA2 is entering into this Agreement knowing the risks that each Merchant’s business may decline or fail, resulting in SA2 not receiving the Receivables Purchased Amount. Any Merchant going bankrupt or going out of business or experiencing a slowdown in business or a delay in collecting Receivables will not on its own without anything more be considered a breach of this Agreement. Each Merchant agrees that the Purchase Price in exchange for the Receivables pursuant to this Agreement equals the fair market value of such Receivables. SA2 has purchased and shall own all the Receivables described in this Agreement up to the full Receivables Purchased Amount as the Receivables are created. Payments made to SA2 in respect to the full amount of the Receivables shall be conditioned upon each Merchant’s sale of products and services and the payment therefor by each Merchant’s customers in the manner provided in this Agreement. Although certain jurisdictions require the disclosure of an Annual Percentage Rate or APR in connection with this Agreement, those disclosures do not change the fact that the transaction encompassed by this Agreement is not a loan and does not have an interest rate.

16.
Power of Attorney. Each Merchant irrevocably appoints SA2 as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to SA2, or, if SA2 considers an Event of Default to have taken place under Section 32, to settle all obligations due to SA2 from each Merchant, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral (which is defined in Section 31); (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents, or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign each Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to SA2; and (v) to file any claims or take any action or institute any proceeding which SA2 may deem necessary for the collection of any of the unpaid Receivables Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Receivables Purchased Amount.

17.
Protections Against Default. The following Protections 1 through 7 may be invoked by SA2, immediately and without notice to any Merchant in the event SA2 considers any Event of Default listed in Section 32 to have taken place.

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

Protection 1: The full uncollected Receivables Purchased Amount plus all fees due under this Agreement may become due and payable in full immediately.

Protection 2. SA2 may enforce the provisions of the Guarantee against Guarantor. Protection 3. SA2 may enforce its security interest in the Collateral identified in Section 31.

Protection 4. SA2 may proceed to protect and enforce its rights and remedies by litigation or arbitration. Protection 5. If requested by SA2, Merchant shall deliver to SA2 an executed assignment of lease of each

Merchant’s premises in favor of SA2. Upon breach of any provision in this Section 17, SA2 may exercise its rights under such assignment of lease.

Protection 6. SA2 may debit any Merchant’s depository accounts wherever situated by means of ACH debit or electronic or facsimile signature on a computer-generated check drawn on any Merchant’s bank account or otherwise, in an amount consistent with the terms of this Agreement.

Protection 7. SA2 will have the right, without waiving any of its rights and remedies and without notice to any Merchant and/or Guarantor, to notify each Merchant’s credit card and/or check processor of the sale of Receivables hereunder and to direct such credit card processor to make payment to SA2 of all or any portion of the amounts received by such credit card processor on behalf of each Merchant. Each Merchant hereby grants to SA2 an irrevocable power-of- attorney, which power-of-attorney will be coupled with an interest, and hereby appoints SA2 and its representatives as each Merchant’s attorney-in-fact to take any and all action necessary to direct such new or additional credit card and/or check processor to make payment to SA2 as contemplated by this Section.

18.
Protection of Information. Each Merchant and each person signing this Agreement on behalf of each Merchant and/or as Owner, in respect of himself or herself personally, authorizes SA2 to disclose information concerning each Merchant, Owner and/or Guarantor’s credit standing and business conduct to agents, affiliates, subsidiaries, and credit reporting bureaus. Each Merchant, Guarantor, and Owner hereby waives to the maximum extent permitted by law any claim for damages against SA2 or any of its affiliates relating to any (i) investigation undertaken by or on behalf of SA2 as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

19.
Confidentiality. Each Merchant understands and agrees that the terms and conditions of the products and services offered by SA2, including this Agreement and any other SA2 documents (collectively, “Confidential Information”) are proprietary and confidential information of SA2. Accordingly, unless disclosure is required by law or court order, Merchant(s) shall not disclose Confidential Information of SA2 to any person other than an attorney, accountant, financial advisor, or employee of any Merchant who needs to know such information for the purpose of advising any Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising any Merchant and first agrees in writing to be bound by the terms of this Section 19.

20.
D/B/As. Each Merchant hereby acknowledges and agrees that SA2 may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between SA2 and each Merchant, including the filing of UCC-1 financing statements and other notices or filings.

21.
Financial Condition and Financial Information. Each Merchant represents, warrants, and covenants that its bank and financial statements, copies of which have been furnished to SA2, and future statements which will be furnished hereafter at the request of SA2, fairly represent the financial condition of each Merchant at such dates, and that since those dates there have been no material adverse changes, financial or otherwise, in such condition, operation, or ownership of any Merchant. Each Merchant has a continuing affirmative obligation to advise SA2 of any material adverse change in its financial condition, operation, or ownership.

22.
Governmental Approvals. Each Merchant represents, warrants, and covenants that it is in compliance and shall comply with all laws and has valid permits, authorizations, and licenses to own, operate, and lease its properties and

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

to conduct the business in which it is presently engaged.

23.
Authorization. Each Merchant represents, warrants, and covenants that it and each person signing this Agreement on behalf of each Merchant has full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

24.
Electronic Check Processing Agreement. Each Merchant represents, warrants, and covenants that it will not, without SA2’s prior written consent, change its Processor, add terminals, change its financial institution or bank account, or take any other action that could have any adverse effect upon any Merchant’s obligations under this Agreement.

25.
Change of Name or Location. Each Merchant represents, warrants, and covenants that it will not conduct its business under any name other than as disclosed to SA2 or change any place(s) of its business without prior written consent from SA2.

26.
Estoppel Certificate. Each Merchant represents, warrants, and covenants that it will, at any time, and from time to time, upon at least two day’s prior written notice from SA2 to that Merchant, execute, acknowledge, and deliver to SA2 and/or to any other person or entity specified by SA2, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Receivables Purchased Amount or any portion thereof have been paid.

27.
No Bankruptcy. Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant. Each Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

28.
Unencumbered Receivables. Each Merchant represents, warrants, and covenants that it has good, complete, and marketable title to all Receivables, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges, and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with this Agreement or adverse to the interests of SA2, other than any for which SA2 has actual or constructive knowledge as of the date of this Agreement.

29.
Stacking. Each Merchant represents, warrants, and covenants that it will not enter into with any party other than SA2 any arrangement, agreement, or commitment that relates to or involves the Receivables, whether in the form of a purchase of, a loan against, collateral against, or the sale or purchase of credits against Receivables without the prior written consent of SA2.

30.
Business Purpose. Each Merchant represents, warrants, and covenants that it is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and each Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family, or household purposes.

31.
Security Interest. To secure each Merchant’s performance obligations to SA2 under this Agreement and any future agreement with SA2, each Merchant hereby grants to SA2 a security interest in collateral (the “Collateral”), that is defined as collectively: (a) all accounts, including without limitation, all deposit accounts, accounts‐receivable, and other receivables, chattel paper, documents, and instruments, as those terms are defined by Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by any Merchant; and (b) all proceeds, as that term is defined by Article 9 of the UCC. The parties acknowledge and agree that any security interest granted to SA2 under any other agreement between any Merchant or Guarantor and SA2 (the “Cross‐Collateral”) will secure the obligations hereunder and under this Agreement. Negative Pledge: Each Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly,

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

any lien on or with respect to any of the Collateral or the Cross‐Collateral, as applicable.

Each Merchant agrees to execute any documents or take any action in connection with this Agreement as SA2 deems necessary to perfect or maintain SA2’s first priority security interest in the Collateral and the Cross ‐Collateral, including the execution of any account control agreements. Each Merchant hereby authorizes SA2 to file any financing statements deemed necessary by SA2 to perfect or maintain SA2’s security interest, which financing statements may contain notification that each Merchant has granted a negative pledge to SA2 with respect to the Collateral and the Cross ‐ Collateral, and that any subsequent lienor may be tortiously interfering with SA2’s rights. Each Merchant shall be liable for and SA2 may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by SA2 in protecting, preserving, and enforcing SA2’s security interest and rights. Each Merchant further acknowledges that SA2 may use another legal name and/or D/B/A or an agent when designating the Secured Party when SA2 files the above‐referenced financing statement(s).

32.
Events of Default. An “Event of Default” may be considered to have taken place if any of the following occur:
(1)
Any representation or warranty by any Merchant to SA2 that proves to have been made intentionally false or misleading in any material respect when made;
(2)
Any Merchant changes the Account without providing written notice to SA2 within one business day thereafter;
(3)
SA2 is not provided with updated login or password information for the Account within one business day after any such change is made by any Merchant;
(4)
Any Merchant fails to send bank statements, merchant account statements, or bank login information for the

Account within two business days after a written request for same is made by SA2;

(5)
Any Merchant causes any ACH debit to the Account by SA2 to be blocked or stopped without providing any advance written notice to SA2, which notice may be given by e-mail to ;
(6)
Any Merchant intentionally prevents SA2 from collecting any part of the Receivables Purchased Amount; or
(7)
Any Merchant causes any ACH debit to the Account by any person or entity to be stopped or otherwise returned that would result in an ACH Return Code of R08, R10, or R29 and that Merchant does not within two business days thereafter provide SA2 with written notice thereof explaining why that Merchant caused the ACH debit to be stopped or otherwise returned, which notice may be given by e-mail to .

33.
Remedies. In case any Event of Default occurs and is not waived, SA2 may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein, or to enforce the discharge of each Merchant’s obligations hereunder, or any other legal or equitable right or remedy. All rights, powers, and remedies of SA2 in connection with this Agreement, including each Protection listed in Section 17, may be exercised at any time by SA2 after the occurrence of an Event of Default, are cumulative and not exclusive, and will be in addition to any other rights, powers, or remedies provided by law or equity. In case any Event of Default occurs and is not waived, SA2 may elect that Merchant(s) be required to pay to SA2 25% of the unpaid balance of the Receivables Purchased Amount as liquidated damages for any reasonable expenses incurred by SA2 in connection with recovering the unpaid balance of the Receivables Purchased Amount (“Reasonable Expenses”), SA2 will not be required to itemize of prove its Reasonable Expenses, and all Merchant(s) and all Guarantor(s) agree that the Reasonable Expenses bear a reasonable relationship to SA2’s actual expenses incurred in connection with recovering the unpaid balance of the Receivables Purchased Amount.

34.
Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of SA2, which consent may be withheld in SA2’s sole discretion. SA2 may assign, transfer, or sell its rights under this Agreement, including, without limitation, its rights to receive the Receivables Purchased Amount, and its rights under Section 31 of this Agreement, the Guarantee, and any other agreement, instrument, or document executed in connection with the transactions contemplated by this Agreement (a “Related Agreement”), or delegate its duties

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

hereunder or thereunder, either in whole or in part. From and after the effective date of any such assignment or transfer by SA2, whether or not any Merchant has actual notice thereof, this Agreement and each Related Agreement shall be deemed amended and modified (without the need for any further action on the part of any Merchant or SA2) such that the assignee shall be deemed a party to this Agreement and any such Related Agreement and, to the extent provided in the assignment document between SA2 and such assignee (the “Assignment Agreement”), have the rights and obligations of SA2 under this Agreement and such Related Agreements with respect to the portion of the Receivables Purchased Amount set forth in such Assignment Agreement, including but not limited to rights in the Receivables, Collateral and Additional Collateral, the benefit of each Guarantor’s guaranty regarding the full and prompt performance of every obligation that is a subject of the Guarantee, SA2’s rights under Section 17 of this Agreement (Protections Against Default), and to receive damages from any Merchant following a breach of this Agreement by any Merchant. In connection with such assignment, SA2 may disclose all information that SA2 has relating to any Merchant or its business. Each Merchant agrees to acknowledge any such assignment in writing upon SA2’s request.

35.
Notices. All notices, requests, consents, demands, and other communications hereunder shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation to the respective parties to this Agreement at their addresses set forth in this Agreement and shall become effective only upon receipt. Written notice may also be given to any Merchant or Guarantor by e-mail to the E-mail Address listed on the first page of this Agreement or by text message to the Phone Number listed on the first page of this Agreement if that phone number is for a mobile phone. Each Merchant must set its spam or junk mail filter to accept e-mails sent by and its domain. This Section is not applicable to service of process or notices in any legal proceedings.

36.
Choice of Law. Each Merchant acknowledges and agrees that this Agreement was made in the State of New

York, that the Purchase Price is being paid by SA2 in the State of New York, that the Receivables Purchased Amount is being delivered to SA2 in the State of New York, and that the State of New York has a reasonable relationship to the transactions encompassed by this Agreement. This Agreement, any dispute or claim relating hereto, whether sounding in contract, tort, law, equity, or otherwise, the relationship between SA2 and each Merchant, and the relationship between SA2 and each Guarantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws. Each Merchant represents that it does not have a principal place of business located in the Commonwealth of Virginia and that therefore the provisions of Chapter 22.1 of Title 6.2 of the Virginia Code are not applicable to this Agreement.

37.
Venue and Forum Selection. Any litigation relating to this Agreement, whether sounding in contract, tort, law, equity, or otherwise, or involving SA2 on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Kings, Nassau, New York, or Sullivan in the State of New York (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. The parties agree that this Agreement encompasses the transaction of business within the City of New York and that the Civil Court of the City of New York (“Civil Court”) will have jurisdiction over any litigation relating to this Agreement that is within the jurisdictional limit of the Civil Court. Notwithstanding any provision in this Agreement to the contrary, in addition to the Acceptable Forums, any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor or to restrain or collect any amount due to SA2 may be commenced and maintained in any other court that would otherwise be of competent jurisdiction, and each Merchant and each Guarantor agree that those courts are convenient, submit to the jurisdiction of those courts, waive any and all objections to the jurisdiction or venue of those courts, and may oppose any motion or application made by any party to transfer any such litigation to an Acceptable Forum.

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

38.
Jury Waiver. The parties agree to waive trial by jury in any dispute between them.

39.
Counterclaim Waiver. In any litigation or arbitration commenced by SA2, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

40.
Statutes of Limitations. Each Merchant and each Guarantor agree that any claim, whether sounding in contract, tort, law, equity, or otherwise, that is not asserted against SA2 within one year after its accrual will be time barred. Notwithstanding any provision in this Agreement to the contrary, each Merchant and each Guarantor agree that any application made by any of them to stay an arbitration initiated against any of them by SA2 will be time barred if made more than 20 days after receipt of the demand for arbitration.

41.
Costs. Each Merchant and each Guarantor must pay all of SA2’s reasonable costs associated with a breach by any Merchant of the covenants in this Agreement and the enforcement thereof, including but not limited to collection agency fees, attorney fees, which may include a contingency fee of up to 40% of the amount claimed, expert witness fees, and costs of suit.

42.
Prejudgment and Postjudgment Interest. If SA2 becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then SA2 will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

43.
Legal Fees. If SA2 prevails in any litigation or arbitration with any Merchant or any Guarantor, then that Merchant and/or Guarantor must pay SA2’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed.

44.
Class Action Waiver. SA2, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

45.
Arbitration. Any action or dispute, whether sounding in contract, tort, law, equity, or otherwise, relating to this Agreement or involving SA2 on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration in the State of New York. A judgment of the court shall be entered upon the award made pursuant to the arbitration. The arbitration will be administered either by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, or by Mediation And Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and the other arbitral forum specified herein may not be used. Notwithstanding any provision to the contrary in the arbitration rules of the arbitral forum selected, the arbitration will be heard by a single arbitrator and not by a panel of arbitrators, any arbitration hearing relating to this Agreement must be held in the Counties of Nassau, New York, Queens, or Kings in the State of New York, and any witness in an arbitration hearing who does not reside in or have a place for the regular transaction of business located in New York City or the Counties of Nassau, Suffolk, or Westchester in the State of New York will be permitted to appear and testify remotely by telephone or video conferencing.

Each Merchant acknowledges and agrees that this Agreement is the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

this Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that this Agreement therefore evidences a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in this Agreement to the contrary, all matters of arbitration relating to this Agreement will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. The arbitration agreement contained herein may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of SA2.

46.
Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of this Agreement or any other address(es) provided in writing to SA2 by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of this Agreement if it does not furnish a certified mail return receipt signed by SA2 demonstrating that SA2 was provided with notice of a change in the Contact Address.

47.
Survival of Representation, etc. All representations, warranties, and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated unless specified otherwise in this Agreement.

48.
Waiver. No failure on the part of SA2 to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

49.
Independent Sales Organizations/Brokers. Each Merchant and each Guarantor acknowledge that it may have been introduced to SA2 by or received assistance in entering into this Agreement or its Guarantee from an independent sales organization or broker (“ISO”). Each Merchant and each Guarantor agree that any ISO is separate from and is not an agent or representative of SA2. Each Merchant and each Guarantor acknowledge that SA2 is not bound by any promises or agreements made by any ISO that are not contained within this Agreement. Each Merchant and each Guarantor exculpate from liability and agree to hold harmless and indemnify SA2 and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Merchant or any Guarantor resulting from any act or omission by any ISO. Each Merchant and each Guarantor acknowledge that any fee that they paid to any ISO for its services is separate and apart from any payment under this Agreement. Each Merchant and each Guarantor acknowledge that SA2 does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to this Agreement.

50.
Modifications; Agreements. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties.

51.
Severability. If any provision of this Agreement is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Agreement is deemed void, all other provisions will remain in effect.

52.
Headings. Headings of the various articles and/or sections of this Agreement are for convenience only and

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

do not necessarily define, limit, describe, or construe the contents of such articles or sections.

53.
Attorney Review. Each Merchant acknowledges that it has had an opportunity to review this Agreement and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

54.
Entire Agreement. This Agreement, inclusive of all addenda, if any, executed simultaneously herewith constitutes the full understanding of the parties to the transaction herein and may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Agreement and any other document preceding it, this Agreement will govern. This Agreement does not affect any previous agreement between the parties unless such an agreement is specifically referenced herein. This Agreement will not be affected by any subsequent agreement between the parties unless this Agreement is specifically referenced therein.

55.
Counterparts; Fax and Electronic Signatures. This Agreement may be executed electronically and in counterparts. Facsimile and electronic copies of this Agreement will have the full force and effect of an original.

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

Page of 21

STANDARD MERCHANT CASH ADVANCE AGREEMENT

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS AGREEMENT

FOR THE MERCHANT/OWNER (#1)

Print Name SS#:	Title Driver License Number:	Signature

FOR THE MERCHANT/OWNER (#2)

Print Name SS#:	Title Driver License Number:	Signature

Approved for Slate Advance by:

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

GUARANTEE

G1. Personal Guarantee of Performance. This is a personal guaranty of performance, dated 06/14/2023, of the Standard Merchant Cash Advance Agreement, dated 06/14/2023 (“Agreement”), inclusive of all addenda, if any, executed simultaneously therewith, by and between Slate Advance (“SA2”) and EMMAUS MEDICAL, INC. and all entities listed on addendum - "MERCHANT LIST" (“Merchant”). Each undersigned Guarantor hereby guarantees each Merchant’s performance of all of the representations, warranties, and covenants made by each Merchant to SA2 in the Agreement, inclusive of all addenda, if any, executed simultaneously herewith, as the Agreement may be renewed, amended, extended, or otherwise modified (the “Guaranteed Obligations”). Each Guarantor’s obligations are due at the time of any breach by any Merchant of any representation, warranty, or covenant made by any Merchant in the Agreement.

G2. Communications. SA2 may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Guarantor gives SA2 permission to call or send a text message to any telephone number given to SA2 in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Guarantor also gives SA2 permission to communicate such information to them by e-mail. Each Guarantor agrees that SA2 will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Guarantor acknowledges that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that SA2 has no liability for any such charges.

G3. Guarantor Waivers. If SA2 considers any Event of Default to have taken place under the Agreement, then SA2 may enforce its rights under this Guarantee without first seeking to obtain payment from any Merchant, any other guarantor, or any Collateral or Cross‐Collateral SA2 may hold pursuant to this Guarantee or any other agreement or guarantee. SA2 does not have to notify any Guarantor of any of the following events and Guarantor(s) will not be released from its obligations under this Guarantee even if it is not notified of: (i) any Merchant’s failure to pay timely any amount owed under the Agreement; (ii) any adverse change in any Merchant’s financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) SA2’s acceptance of the Agreement with any Merchant; and (v) any renewal, extension, or other modification of the Agreement or any Merchant’s other obligations to SA2. In addition, SA2 may take any of the following actions without releasing any Guarantor from any obligations under this Guarantee: (i) renew, extend, or otherwise modify the Agreement or any Merchant’s other obligations to SA2; (ii) if there is more than one Merchant, release a Merchant from its obligations to SA2 such that at least one Merchant remains obligated to SA2; (iii) sell, release, impair, waive, or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under the Agreement. Until the Receivables Purchased Amount and each Merchant’s other obligations to SA2 under the Agreement and this Guarantee are paid in full, each Guarantor shall not seek reimbursement from any Merchant or any other guarantor for any amounts paid by it under the Agreement. Each Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against any Merchant, any other guarantor, or any collateral provided by any Merchant or any other guarantor, for any amounts paid by it or acts performed by it under this Guarantee: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution.

G4. Joint and Several Liability. The obligations hereunder of the persons or entities constituting each Guarantor under this Guarantee are joint and several.

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G5. Choice of Law. Each Guarantor acknowledges and agrees that the Agreement and this Guarantee were made in the State of New York, that the Purchase Price is being paid by SA2 in the State of New York, that the

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

Receivables Purchased Amount is being delivered to SA2 in the State of New York, and that the State of New York has a reasonable relationship to the transactions encompassed by the Agreement and this Guarantee. The Agreement, this Guarantee, any dispute or claim relating to the Agreement or this Guarantee, whether sounding in contract, tort, law, equity, or otherwise, the relationship between SA2 and each Merchant, and the relationship between SA2 and each Guarantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws.

G6. Venue and Forum Selection. Any litigation, whether sounding in contract, tort, law, equity, or otherwise, relating to the Agreement or this Guarantee or involving SA2 on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Kings, Nassau, New York, or Sullivan in the State of New York (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. The parties agree that this Guarantee encompasses the transaction of business within the City of New York and that the Civil Court of the City of New York (“Civil Court”) will have jurisdiction over any litigation relating to this Guarantee that is within the jurisdictional limit of the Civil Court. Notwithstanding any provision in this Agreement to the contrary, in addition to the Acceptable Forums, any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor or to restrain or collect any amount due to SA2 may be commenced and maintained in any other court that would otherwise be of competent jurisdiction, and each Merchant and each Guarantor agree that those courts are convenient, submit to the jurisdiction of those courts, waive any and all objections to the jurisdiction or venue of those courts, and may oppose any motion or application made by any party to transfer any such litigation to an Acceptable Forum.

G7. Jury Waiver. Each Guarantor agrees to waive trial by jury in any dispute with SA2.

G8. Counterclaim Waiver. In any litigation or arbitration commenced by SA2, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

G9. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim, whether sounding in contract, tort, law, equity, or otherwise, that is not asserted against SA2 within one year of its accrual will be time barred. Notwithstanding any provision in the Agreement or this Guarantee to the contrary, each Merchant and each Guarantor agree that any application made by any of them to stay an arbitration initiated against any of them by SA2 will be time barred if made more than 20 days after receipt of the demand for arbitration.

G10. Costs. Each Merchant and each Guarantor must pay all of SA2’s reasonable costs associated with a breach by any Merchant of the covenants in this Agreement or this Guarantee and the enforcement thereof, including but not limited to collection agency fees, expert witness fees, and costs of suit.

G11. Prejudgment and Postjudgment Interest. If SA2 becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then SA2 will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

G12. Legal Fees. If SA2 prevails in any litigation or arbitration with any Merchant or any Guarantor, then that Merchant and/or Guarantor must pay SA2’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed.

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G13. Class Action Waiver. SA2, each Merchant, and each Guarantor agree that they may bring claims against

I have read and agree to the terms and conditions set forth above:

Name:	YUTAKA NIIHARA	Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT

each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

G14. Arbitration. Any action or dispute, whether sounding in contract, tort, law, equity, or otherwise, relating to the Agreement, this Guarantee, or involving SA2 on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration in the State of New York. A judgment of the court shall be entered upon the award made pursuant to the arbitration. The arbitration will be administered either by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, or by Mediation And Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and the other arbitral forum specified herein may not be used. Notwithstanding any provision to the contrary in the arbitration rules of the arbitral forum selected, the arbitration will be heard by a single arbitrator and not by a panel of arbitrators, any arbitration relating to the Agreement or this Guarantee must be held in the Counties of Nassau, New York, Queens, or Kings in the State of New York, and any witness in an arbitration hearing who does not reside in or have a place for the regular transaction of business located in New York City or the Counties of Nassau, Suffolk, or Westchester in the State of New York will be permitted to appear and testify remotely by telephone or video conferencing.

Each Guarantor acknowledges and agrees that the Agreement and this Guarantee are the products of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under the Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that the Agreement and this Guarantee therefore evidence a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in the Agreement or this Guarantee to the contrary, all matters of arbitration relating to the Agreement or this Guarantee will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. The arbitration agreement contained herein may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of SA2.

G15. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of the Agreement or any other address(es) provided in writing to SA2 by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of the Agreement if it does not furnish a certified mail return receipt signed by SA2 demonstrating that SA2 was provided with notice of a change in the Contact Address.

G16. Severability. If any provision of this Guarantee is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Guarantee is deemed void, all other provisions will remain in effect.

G17. Survival. The provisions of Sections G2, G3, G4, G5, G6, G7, G8, G9, G10, G11, G12, G13, G14, G15, G16, G17, G18, G19, G20, and G21 shall survive any termination of this Guarantee.

G18. Headings. Headings of the various articles and/or sections of this Guarantee are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G19. Attorney Review. Each Guarantor acknowledges that it has had an opportunity to review this Guarantee, the Agreement, and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

G20. Entire Agreement. This Guarantee, inclusive of all addenda, if any, executed simultaneously herewith may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Guarantee and any other document preceding it, this Guarantee will govern. This Guarantee does not affect any previous agreement between the parties unless such an agreement is specifically referenced in the Agreement or herein. This Guarantee will not be affected by any subsequent agreement between the parties unless this Guarantee is specifically referenced therein.

G21. Counterparts; Fax and Electronic Signatures. This Guarantee may be executed electronically and in counterparts. Facsimile and electronic copies of this Guarantee will have the full force and effect of an original.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “STANDARD MERCHANT CASH ADVANCE AGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS GUARANTEE. CAPITALIZED TERMS NOT DEFINED IN THIS GUARANTEE SHALL HAVE THE MEANING SET FORTH IN THE STANDARD MERCHANT CASH ADVANCE AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS GUARANTEE

GUARANTOR (#1)

By:

( Print Name) ( Signature)

SS# Driver License Number

GUARANTOR (#2

)

By:

( Print Name) ( Signature)

SS# Driver License Number

BANK INFORMATION

Dear Merchant,

We look forward to being your funding partner.

You authorize Slate Advance to collect the Receivables Purchased Amount under this Agreement by ACH debiting your bank account with the bank listed below.

Slate Advance will require viewing access to your bank account each business day.

Slate Advance will also require viewing access to your bank account, prior to funding, as part of our underwriting process.

Please fill out the form below with the information necessary to access your account.

Name of Bank:

Name of account: EMMAUS MEDICAL, INC.

Account number:

Routing number: Bank Portal Website:

Username:

Password:

Security Question/Answer 1:

Security Question/Answer 2:

Security Question/Answer 3:

Any other information necessary to access your account:

If you have any questions please feel free to contact us directly at (646) 437-6010.

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT FOR ESTIMATED PAYMENTS

This is an Addendum, dated 06/14/2023, to the Standard Merchant Cash Advance Agreement (“Agreement”), dated 06/14/2023, between Slate Advance (“SA2”) and EMMAUS MEDICAL, INC. and all entities listed on addendum - "MERCHANT LIST" (“Merchant”). This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

Instead of debiting the 25.00% Specified Percentage of Merchant’s Receivables, SA2 may instead debit $33,752.31 (“Estimated Payment”) from the Account every week. The Estimated Payment is intended to be an approximation of no more than the Specified Percentage. The Estimated Payment is subject to any Cap imposed by Section 3 of the Agreement.

Any Merchant may give written notice to SA2 requesting that SA2 conduct a reconciliation in order to ensure that the amount that SA2 has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. Any Merchant may give written notice requesting a reconciliation. A request for reconciliation may also be made by e-mail to and such notice will be deemed to have been received if and when SA2 sends a reply e-mail (but not a read receipt). If such reconciliation determines that SA2 collected more than it was entitled to, then within seven days thereafter, SA2 will credit to the Account all amounts to which SA2 was not entitled and decrease the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. If such reconciliation determines that SA2 collected less than it was entitled to, then within seven days thereafter, SA2 will debit from the Account all additional amounts to which SA2 was entitled and increase the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation, with the increase being subject to any Cap in place on collections. In order to effectuate this reconciliation, any Merchant must produce with its request the login and password for the Account and any and all bank statements and merchant statements covering the period from the date of this Agreement through the date of the request for a reconciliation. SA2 will complete each such reconciliation within two business days after receipt of a written request for one accompanied by the information and documents required for it. Nothing herein limits the amount of times that such a reconciliation may be requested.

FOR THE MERCHANT/OWNER (#1)

By:

( Print Name) ( Print Title) ( Signature)

FOR THE MERCHANT/OWNER (#2)

By:

( Print Name) ( Print Title) ( Signature)

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT FOR ADDITIONAL FEES

This is an Addendum, dated 06/14/2023, to the Standard Merchant Cash Advance Agreement (“Agreement”), dated 06/14/2023, between Slate Advance (“SA2”) and EMMAUS MEDICAL, INC. and all entities listed on addendum - "MERCHANT LIST" (“Merchant”). This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

Each Merchant may be held responsible for an NSF/ Rejected ACH Fee of $50.00 for each time an ACH debit to the Account by SA2 is returned or otherwise rejected. No Merchant will be held responsible for such a fee if any Merchant gives SA2 advance notice of no more than one business day in advance that the Account has insufficient funds to be debited by SA2 and no Merchant is otherwise in default of the terms of the Agreement. Each such fee may be deducted from any payment collected by SA2 or may be collected in addition to any other payment collected by SA2 under this Agreement.

FOR THE MERCHANT/OWNER (#1)

By:

( Print Name) ( Print Title) ( Signature)

FOR THE MERCHANT/OWNER (#2)

By:

( Print Name) ( Print Title) ( Signature)

DECLARATION OF ORDINARY COURSE OF BUSINESS

Each undersigned hereby declares the following:

1.
I am duly authorized to sign the Standard Merchant Cash Advance Agreement (“Agreement”), dated 06/14/2023, between Slate Advance (“SA2”) and EMMAUS MEDICAL, INC. and all entities listed on addendum - "MERCHANT LIST" (“Merchant”) on behalf of Merchant.
2.
This Declaration incorporates by reference the Agreement and every addendum to it.
3.
I acknowledge that I am authorized to sign the Agreement and every addendum to it on behalf of each Merchant.
4.
I acknowledge that I had sufficient time to review the Agreement and every addendum to it before signing it.
5.
I acknowledge that I had an opportunity to seek legal advice from counsel of my choosing before signing the Agreement and every addendum to it.
6.
I acknowledge that each Merchant is entering into the Agreement voluntarily and without any coercion.
7.
I acknowledge that each Merchant is entering into the Agreement in the ordinary course of its business.
8.
I acknowledge that the payments to be made from any Merchant to SA2 under the Agreement are being made in the ordinary course of each Merchant’s business.
9.
I am aware of each Merchant’s right to request a reconciliation of the payments made under the Agreement at any time.
10.
I DECLARE UNDER PENALTY OF PERJURY THAT THE FOREGOING IS TRUE AND CORRECT.

Executed on :

FOR THE MERCHANT/OWNER (#1)

By:

( Print Name) ( Print Title) ( Signature)

FOR THE MERCHANT/OWNER (#2)

By:

( Print Name) ( Print Title) ( Signature)

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT – MERCHANT LIST

This is an Addendum, dated 06/14/2023, to the Standard Merchant Cash Advance Agreement (“Agreement”) of Slate Advance (“SA2”), dated 06/14/2023. This Addendum incorporates the Agreement by reference. Each Contact Address set forth in this Addendum will be treated as if it is set forth as a Contact Address on Page 1 of the Agreement. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

The following entities and/or sole proprietorships will be a Merchant under the Agreement:

Merchant #1’s Legal Name:	EMMAUS MEDICAL, INC.
D/B/A:	EMMAUS MEDICAL
Type of Entity:	Corporation	Fed ID #:
Business Address:	21250 Hawthorne Boulevard	City:	Torrance	State:	CA	Zip:	90503
Contact Address:		City:		State:		Zip:

FOR MERCHANT #1

By:
	(Print Name and Title)	(Signature)
By:
	(Print Name and Title)	(Signature)

Merchant #2’s Legal Name:	EMMAUS LIFE SCIENCES, INC.
D/B/A:	EMMAUS LIFE SCIENCES
Type of Entity:	Corporation	Fed ID #:
Business Address:		City:	State:	Zip:
Contact Address:		City:	State:	Zip:

FOR MERCHANT #2

By:
	(Print Name and Title)	(Signature)
By:
	(Print Name and Title)	(Signature)

Merchant #3’s Legal Name:	EMI HOLDING, INC.
D/B/A:	EMI HOLDING
Type of Entity:	Corporation	Fed ID #:
Business Address:		City:	State:	Zip:
Contact Address:		City:	State:	Zip:

FOR MERCHANT #3

By:
	(Print Name and Title)	(Signature)
By:
	(Print Name and Title)	(Signature)

Merchant #4’s Legal Name:	NEWFIELD NUTRITION CORPORATION
D/B/A:	NEWFIELD NUTRITION CORPORATION
Type of Entity:	Corporation	Fed ID #:
Business Address:		City:	State:	Zip:
Contact Address:		City:	State:	Zip:

FOR MERCHANT #4

By:
	(Print Name and Title)	(Signature)

By:
	(Print Name and Title)	(Signature)

AUTHORIZATION TO INITIATE ACH DEBIT ENTRIES

Name of Company Slate Advance

CUSTOMER INFORMATION

I (We) hereby authorize Company as shown above, hereinafter called COMPANY, to initiate debit entries to my (our) bank account as detailed below, and to debit the same to such account. Should a transaction be returned, I (we) further authorize debiting this account for non-sufficient fund fees according to applicable State Law. I (we) acknowledge that the origination of ACH transactions to my (our) account must comply with the provisions of U.S. Law.

Full Name on Account: EMMAUS MEDICAL, INC. Account #: Routing #:

Account Type (select one): □Checking □Savings

Account Class (select one): □Consumer Account □Business Account

Debit Payment Details:

Payment Amount: $33,752.31 Number of payments: 26

Date of next payment: Frequency of payments: weekly

(example: one-time, monthly, etc.)

I agree to be bound by the ACH Rules as defined by the National ACH Association (NACHA). I understand that this authorization is to remain in full force and effect until Company has received written notification from me of its termination at least five (5) business days prior to the payment due date. I further understand that canceling my ACH authorization does not relieve me of the responsibility of paying my account in full, and that if I cancel or revoke this authorization before any remaining debt is paid in full, the Company may take additional actions including legal actions to secure the debt.

Customer Signature: Date: 06/14/2023 (Authorized Signer for Account)

Customer Printed Name:

Customer Contact Telephone #:

OPTION ADDENDUM

This is an addendum to the Cash Advance Agreement (“Agreement”) entered into between Slate Advance and EMMAUS MEDICAL, INC. (“Merchant”) dated 06/14/2023. This addendum concerns Receivables Purchased Amount of $877,560.00 as specified on page 1 of the Agreement.

1) This Option Addendum is not valid if paid by a finance/ factoring company including Slate Advance.

This addendum shall confirm that if the merchant pays $716,880.00 on or before 30 calendar days from the time of funding , the balance will be considered paid in full.

This addendum shall confirm that if the merchant pays $772,500.00 on or before 90 calendar days from the time of funding , the balance will be considered paid in full.

I have read and agree to the terms and conditions set forth above:

Name:		Name:
Title:		Title:
Date:	06/14/2023	Date:	06/14/2023